                                                                   Exhibit 10.5

-----------------------------------------------------------------------------------------------------------------
  AWARD/CONTRACT   1. THIS CONTRACT IS A RATED ORDER                  RATING               PAGE OF PAGES
                      UNDER DPAS(15 CFR 700)                          doe9e                  1      2
-----------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst. Ident.) NO.             3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
     DAAE30-97-C-1081                               15 AUG 1997            LA7A7F-CR1A-NGO1    /DIS
-----------------------------------------------------------------------------------------------------------------
5. ISSUED BY                  CODE   W15QKN11    6. ADMINISTERED BY (if other than Item 5)       CODE   93101A

     US ARMY TACOM-ARDEC                                    DGMC, SPRINGFIELD
     AMSTA-AR-PC-G, BLDG 9                                  B/1, ARDEC DCMDE-GXOH
     PICATINNY ARSENAL NJ  07806-5000                       PICATINNY ARSENAL NJ
                                                            07806-5000

     Karen Carmean SC1
     (973) 724-3968
-------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (No., street,     Vendor ID:  00007200   8. DELIVERY
   city, county, State and ZIP Code)
                                                                           / / FOB ORIGIN   /X/ OTHER (See below)
     PHYTOTECH    TIN  223239507                                           ----------------------------------------
     1 DEER PARK DRIVE                                                     9. DISCOUNT FOR PROMPT PAYMENT
     MONMOUTH JUNCTION NJ  08852
                                                                                00.000%   000 Net 030
                                                                           ----------------------------------------
                                                                           10. SUBMIT INVOICES                ITEM
                                                                           (4 copies unless other-
                                                                           wise specified) TO THE               12
                                                                           ADDRESS SHOWN IN:
-------------------------------------------------------------------------------------------------------------------
CODE    0A8M0                 FACILITY CODE
-------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR          CODE   empty                     12. PAYMENT WILL BE MADE BY          CODE  SC1010
                                                               DFAS-COLUMBUS CENTER
                                                               DFAS-CO-JND/INDEPENDENCE DIVISION
                                                               P.O. BOX 182362
                                                               COLUMBUS OH  43218-2362              EFT:  T
-------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:  14. ACCOUNTING AND APPROPRIATION DATA
                                                               AA:
     /X/ 10 U.S.C. 2304(c)(     )     / / 41 U.S.C.(c)(     )  2172040000076D6D03665502-M40552581FK10007FCRT1028017
                                                                      Award Oblig Amt  US$   186,660.00
-------------------------------------------------------------------------------------------------------------------
15A. ITEM NO.     15B. SUPPLIES/SERVICES         15C. QUANTITY     15D. UNIT    15E. UNIT PRICE      15F. AMOUNT

                    See attached Schedule(s)



-------------------------------------------------------------------------------------------------------------------
                                                                      15G. TOTAL AMOUNT OF CONTRACT  $   186,660.00
-------------------------------------------------------------------------------------------------------------------
                                        16. TABLE OF CONTENTS
-------------------------------------------------------------------------------------------------------------------
(X)  SEC.         DESCRIPTION                   PAGE(S)     (X)  SEC.      DESCRIPTION                   PAGE(S)
-------------------------------------------------------------------------------------------------------------------
     PART I - THE SCHEDULE                                                 PART II - CONTRACT CLAUSES
-------------------------------------------------------------------------------------------------------------------
X     A   SOLICITATION/CONTRACT FORM              1          X    I   CONTRACT CLAUSES                    13
-------------------------------------------------------------------------------------------------------------------
X     B   SUPPLIES OR SERVICES AND PRICES/COSTS   3         PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
-------------------------------------------------------------------------------------------------------------------
X     C   DESCRIPTION/SPECS./WORK STATEMENT       4          X    J   LIST OF ATTACHMENTS                 24
-------------------------------------------------------------------------------------------------------------------
X     D   PACKAGING AND MARKING                   5                PART IV - REPRESENTATION AND INSTRUCTIONS
-------------------------------------------------------------------------------------------------------------------
X     E   INSPECTION AND ACCEPTANCE               6          X    K   REPRESENTATION, CERTIFICATIONS AND
----------------------------------------------------------            OTHER STATEMENTS OF ERRORS          27
X     F   DELIVERIES OR PERFORMANCE               7
-------------------------------------------------------------------------------------------------------------------
X     G   CONTRACT ADMINISTRATION DATA            9          X     L  INSTRS., CONDS., AND NOTICES TO
                                                                      OFFERORS                            43
-------------------------------------------------------------------------------------------------------------------
      H   SPECIAL CONTRACT REQUIREMENTS          10                M  EVALUATION FACTORS FOR AWARD
-------------------------------------------------------------------------------------------------------------------
                         CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
-------------------------------------------------------------------------------------------------------------------
17. /X/  CONTRACTOR'S NEGOTIATED AGREEMENT   (Contractor is      18. / /  AWARD  (Contractor is not required to
required to sign this document and return 2 copies to            sign this document.)    Your offer on Solicitation
issuing office.)  Contractor agrees to furnish and deliver       Number ___________________________, including the
all items or perform all the services set forth or otherwise     additions or changes made by you which additions
identified above and on any continuation sheets for the          or changes are set forth in full above, is
consideration stated herein.  The rights and obligations         hereby accepted as to the items listed above and
of the parties to this contract shall be subject to and          on any continuation sheets.  This award
governed by the following documents: (a) this award/contract,    consummates the contract which consists of the
(b) the solicitation, if any, and (c) such provisions,           following documents: (a) the Government's
representations, certifications, and specifications, as          solicitation and your offer, and (b) this
are attached or incorporated by reference herein.                award/contract.  No further contractual
(Attachments are listed herein.)                                 document is necessary.
-------------------------------------------------------------------------------------------------------------------
19A.  NAME AND TITLE OF SIGNER  (Type or print)                  20A.  NAME OF CONTRACTING OFFICER
         Burt D. Ensley                                                    Edward A. Cuda K48 (973) 724-2186
-------------------------------------------------------------------------------------------------------------------
19B.  NAME OF CONTRACTOR                     19C. DATE SIGNED    20B.  UNITED STATES OF AMERICA    20C. DATE SIGNED
         /s/ Burt D. Ensley                  15 Aug '97          BY  /s/ Edward A. Cuda            8/15/97
     ------------------------------                                ----------------------------
     (Signature of person authorized to sign)                      (Signature of Contracting Officer)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

Contract No. DAAE30-97-C-1081


NOTE:     Contractor, should cause the following certificate to be executed under its corporate seal, provided that the same officer shall not execute both the certificate and the instrument (contract/modification).




                                    CERTIFICATE

I, /s/ [ILLEGIBLE] certify that I am the Secretary of the corporation named as contractor herein; that Burt Ensley who signed this instrument on behalf of the Contractor, was then CEO of said corporation, that said instrument was duly signed for and in behalf of said corporation by authority of its government body, and is within the scope of its corporate powers.




/s/ [ILLEGIBLE]          (CORPORATE SEAL)
-------------------------
     Signature

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 1 of


A.1  CONTRACTOR PERFORMANCE CERTIFICATION PROGRAM (CP)2

The U. S. Army Tank-automotive and Armaments Command-Armament, Research Development and Engineering Center (TACOM-ARDEC) actively participates in the Contractor Performance Certification Program (CP)2.

(CP)2 is a U. S. Army Materiel Command (AMC) initiative recognizing suppliers who demonstrate dynamic efforts toward improved quality and productivity in their design and development and production processes.

(CP)2 is a customer (2nd-party) assessment using all the elements of the ANSI/ASQC Q9000 quality system model, supplemented by additional criteria in such areas as; management commitment, customer satisfaction, continuous improvement, warranty performance, business planning, safety and environmental compliance.

Any supplier who has, or anticipates having, contracts with any AMC buying activity may volunteer to participate in the (CP)2 partnership. For additional information, visit the TACOM-ARDEC (CP)2 web site at:
http://qa.pica.army.mil/cp2/ or contact the TACOM-ARDEC (CP)2 coordinator at
(201) 724-3557.


A.2  NOTICE TO OFFERORS - USE OF MILITARY SPECIFICATIONS AND STANDARDS

This solicitation has been prepared consistent with DOD policy regarding the use of military specifications and standards, the Blueprint for Change: Toward a National Production Base and the Army's implementation of this policy by promoting the use of commercial, in lieu of military unique, specifications and standards.

To comply with this policy, the Government has eliminated from this solicitation the requirement to use military specifications and standards in those cases where it has been determined that a suitable commercial and/or performance specification/standard is reasonably available. However, this solicitation does require the use of some military specifications/standards in those cases where a suitable replacement was not found to be available.

If offerors are award of any commercial substitutes for the cited military specifications and standards, request you provide such information to the Contracting Officer for consideration. To preclude any delay to this procurement, request offerors provide any information as soon as possible and prior to submission of

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 2 of


offers. It should be understood that there is no obligation on any offeror to comply with this request and that no compensation can be provided for doing so.

                                     SECTION B

                       SUPPLIES OR SERVICES AND PRICES/COSTS

                                  DAAE30-97-C-1081

     SERVICES FOR PHYTOREMEDIATION OF URANIUM
     CONTAMINATED SOILS (PHASE II) IN ACCORDANCE WITH
     CONTRACTOR'S STATEMENT OF WORK.


                                        UNIT PRICE               AMOUNT
                                        ---------                ------
0001    FY98                                 0                        0

0001AA  Progress Report                  60,000.00                 60,000.00

0001AB  Progress Report                  60,000.00                 60,000.00

0001AC  Progress Report                  60,000.00                 60,000.00

0001AD  Progress Report                 100,000.00               100,000.000

TOTAL FY98 - $280,000.00


0002   FY99                                  0                        0

0002AA Progress Report                   60,000.00                 60,000.00

0002AB Progress Report                   60,000.00                 60,000.00

0002AC Progress Report                   60,000.00                 60,000.00

0002AD Progress Report                  100,000.00                100,000.00

TOTAL FY99 - $280,000.00

0003      Data As Required By DD1423,
          Contract Data Requirements List,
          Exhibit A, Not Separately Priced

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 3 of


SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS


B.1  INCREMENTAL FUNDING


a. This contract shall be incrementally funded. Subject to the availability of funds, the Government contemplates that funds for this contract shall be allotted to the Contractor for the planned Fiscal Years (FY) in the amounts set forth in Column II of the Funding Plan set forth below. It is further contemplated that each total planned FY allotment may be allotted incrementally within each FY.

  I            II                III
                         DATE OF APPLICATION OF
FISCAL    TOTAL PLANNED   INITIAL INCREMENT OF
 YEAR     FY ALLOTMENT       FY ALLOTMENT
1997      $186,660.00       Contract Award

1998      $ 93,340.00            FY98

1999      $280,000.00            FY99

b. Notwithstanding the incremental funding of this contract, the Contractor is required to comply with the notification requirements of the Limitation of Funds Clause or Limitation of Governments Obligation Clause, whichever is included in this contract.

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 4 of


SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

STATEMENT OF WORK

The contractor's proposal entitled "Phytoremediation of Uranium Contaminated Soils" dated April 11, 1997, is the scope of work for this contract. Because of proprietary information contained within this proposal, it is attached by reference only.

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 5 of


SECTION D - PACKAGING AND MARKING

PRESERVATION, PACKAGING, PACKING AND MARKING (WRITTEN IN PLAIN ENGLISH)

You shall prepare all items for shipment as detailed in ASTM D3951.

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 6 of



SECTION E - INSPECTION AND ACCEPTANCE

E.1  52.252-2 CLAUSES INCORPORATED BY REFERENCE. (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting officer will make their full text available.

52.246-7  INSPECTION OF RESEARCH AND    AUG 1996
          DEVELOPMENT - FIXED-PRICE


E.2  ACCEPTANCE

[  ] Acceptance will be at the Contractor's plant.

[ X] Acceptance will be at destination.

E.3  GOVERNMENT PROCUREMENT QUALITY ASSURANCE ACTIONS

Government Procurement Quality Assurance (PQA) actions will be accomplished by the Governments authorized Quality Assurance Representative (QAR) at:

[  ] Contractors Plant

[ X] Destination

[  ] Other:    The Contractor's plant except for tests conducted at a Government
               Facility or Proving Ground

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 7 of


SECTION F - DELIVERIES OR PERFORMANCE

F.1  52.252-2 CLAUSES INCORPORATED BY REFERENCE. (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

52.247-34 F.O.B. DESTINATION  NOV 1991

F.2  52.242-15 STOP-WORK ORDER. (AUG 1989)

(a) The Contracting Officer may, at any time, by written order to the Contractor, require the Contractor to stop all, or any part, of the work called for by this contract for a period of 90 days after the order is delivered to the Contractor, and for any further period to which the parties may agree. The order shall be specifically identified as a stop-work order issued under this clause. Upon receipt of the order, the Contractor shall immediately comply with its terms and take all reasonable steps to minimize the incurrence of costs allocable to the work covered by the order during the period of work stoppage. Within a period of 90 days after a stop-work order is delivered to the Contractor, or within any extension of that period to which the parties shall have agreed, the Contracting Officer shall either:

(1)  Cancel the stop-work order; or

(2) Terminate the work covered by the order as provided in the Default, or the Termination for Convenience of the Government, clause of this contract.

(b) If a stop-work order issued under this clause is canceled or the period of the order or any extension thereof expires, the Contractor shall resume work. The Contracting Officer shall make an equitable adjustment in the delivery schedule or contract price, or both, and the contract shall be modified, in writing, accordingly, if:

(1) The stop-work order results in an increase in the time required for, or in the Contractor's cost properly allocable to, the performance of any part of this contract; and

(2) The Contractor asserts its right to the adjustment within 30 days after the end of the period of work stoppage; provided, that, if the Contracting Officer decides the facts justify the

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 8 of


action, the Contracting Officer may receive and act upon a proposal submitted at any time before final payment under this contract.

(c) If a stop-work order is not canceled and the work covered by the order is terminated for the convenience of the Government, the Contracting Officer shall allow reasonable costs resulting from the stop-work order in arriving at the termination settlement.

(d) If a stop-work order is not canceled and the work covered by the order is terminated for default, the Contracting Officer shall allow, by equitable adjustment or otherwise, reasonable costs resulting from the stop-work order.


F.3  HOLIDAY BASE CLOSURE (WRITTEN IN PLAIN ENGLISH)

Picatinny Arsenal will close the day after Thanksgiving and the period between Christmas and New Year's Day, (observed). Therefore, contractors must plan and price their work and deliveries to ARDEC.

F.4  CONTRACT PERFORMANCE PERIOD

0001AA    Progress Report    15 November 1997
0001AB    Progress Report    15 February 1998
0001AC    Progress Report    15 May 1998
0001AD    Progress Report    15 August 1998

0002AA    Progress Report    15 November 1998
0002AB    Progress Report    15 February 1999
0002AC    Progress Report    15 May 1999
0002AD    Progress Report    15 August 1999

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 9 of


SECTION G - CONTRACT ADMINISTRATION DATA

G.1  CONTRACT ADMINISTRATION DATA

COMMANDER
US ARMY TACOM-ARDEC
ATTN: AMSTA-AR-PC-G/KAREN CARMEAN/BLDG. 9
PICATINNY ARSENAL, NJ 07806-5000
TELEPHONE (973) 724-3968
FAX (973) 724-6864

G.2  CONTRACTORS INVOICE

Payment shall be made to the remit-to address shown on the invoice as authorized by the contractor.

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 10 of


SECTION H - SPECIAL CONTRACT REQUIREMENTS

H.1  252.201-7000 CONTRACTING OFFICER'S REPRESENTATIVE. (DEC 1991)

(a) "Definition. Contracting officer's representative" means an individual designated in accordance with subsection 201.602-2 of the Defense Federal Acquisition Regulation Supplement and authorized in writing by the contracting officer to perform specific technical or administrative functions.

(b) If the Contracting Officer designates a contracting officer's representative (COR), the Contractor will receive a copy of the written designation. It will specify the extent of the COR's authority to act on behalf of the contracting officer. The COR is not authorized to make any commitments or changes that will affect price, quality, quantity, delivery, or any other term or condition of the contract.


H.2  RELEASE OF INFORMATION (WRITTEN IN PLAIN ENGLISH)

1. Unclassified Contracts - Obtain the Contracting Officer's approval before releasing information received during this contract or generated for this contract.
2. Classified Contracts - The DOD Security Agreement (DD Form 441) and DOD Contract Security Classification Specification (DD Form 254) apply.

NOTE: Section J provides instructions for clearing technical material for release to the public and a sample clearance form (SMCAR Form 3002).

H.3  GOVERNMENT CONTRACTOR RELATIONSHIPS (WRITTEN IN PLAIN ENGLISH)

The Government and the Contractor agree that:

     a.   The Contractor will not perform or be paid for any personal services.

     b. The Contractor or its employees will notify the Contracting Officer of any suspected personal services prior to performance.

     c. No employer-employee relationships will exist between the Government and the Contractor or its employees.

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 18 of


(4) 52.247-64, Preference for Privately Owned U.S.-Flagged Commercial Vessels (46 U.S.C. 1241) (flow down not required for subcontracts awarded beginning May 1, 1996).

(d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.


I.4  252.232-7007 LIMITATION OF GOVERNMENT'S OBLIGATION. (AUG 1993)

(a) Contract line item 0001 is incrementally funded. For this item, the sum of $186,660.00 of the total price is presently available for payment and allotted to this contract. An allotment schedule is set forth in paragraph (i) of this clause.

(b) For item(s) identified in paragraph (a) of this clause, the Contractor agrees to perform up to the point at which the total amount payable by the Government, including reimbursement in the event of termination of those item(s) for the Government's convenience, approximates the total amount currently allotted to the contract. The Contractor will not be obligated to continue work on those item(s) beyond that point. The Government will not be obligated in any event to reimburse the Contractor in excess of the amount allotted to the contract for those item(s) regardless of anything to the contrary in the clause entitled "Termination for Convenience of the Government." As used in this clause, the total amount payable by the Government in the event of termination of applicable contract line item(s) for convenience includes cost, profit, and estimated termination settlement costs for those items(s).

(c)  Notwithstanding the dates specified in the allotment schedule in paragraph
(i) of this clause, the Contractor will notify the Contracting Officer in writing at least ninety days prior to the date when, in the Contractor's best judgment, the work will reach the point at which the total amount payable by the Government, including any cost for termination for convenience, will approximate 85 percent of the total amount then allotted to the contract for performance of the applicable item(s). The notification will state (1) the estimated date when that point will be reached and (2) an estimate of additional funding, if any, needed to continue performance of applicable line items up to the next scheduled date for allotment of funds identified in paragraph (i) of this clause, or to a mutually agreed upon substitute date. The notification will also advise the Contracting Officer of the estimated amount of additional funds that will be required for the timely performance of the item(s) funded pursuant to this clause, for subsequent period as may be

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 19 of


specified in the allotment schedule in paragraph (i) of this clause, or otherwise agreed to by the parties. If after such notification additional funds are not allotted by the date identified in the Contractor's notification, or by an agreed substitute date, the Contracting Officer will terminate any item(s) for which additional funds have not be allotted, pursuant to the clause of this contract entitled "Termination for Convenience of the Government."

(d) When additional funds are allotted for continued performance of the contract line item(s) identified in paragraph (a) of this clause the parties will agree as to the period of contract performance which will be covered by the funds. The provisions of paragraph (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly.

(e) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled "Disputes."

(f) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause.

(g) The termination provisions of this clause do not limit the rights of the Government under the clause entitled "Default." The provisions of this clause are limited to the work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. This clause no longer applies once the contract is fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraphs (d) or (e) of this clause.

(h) Nothing in this clause affects the right of the Government to terminate this contract pursuant to the clause of this contract entitled "Termination for Convenience of the Government."

(i) The parties contemplate that the Government will allot funds to the contract in accordance with the following schedule:

On execution of contract..................    $186,660.00
FY98......................................    $ 93,340.00


CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 20 of


FY99                    ...................   $280,000.00

I.5  252.247-7023 TRANSPORTATION OF SUPPLIES BY SEA. (NOV 1995)

(a)  Definitions.  As used in this clause --

(1) "Components" means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.

(2) "Department of Defense" (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

(3)  "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

(4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

(5) "Subcontractor" means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract. However, effective May 1, 1996, the term does not include a supplier, materialman, distributor, or vendor of commercial items or commercial components.

(6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

(i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

(ii) "Supplies" includes (but is not limited to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

(7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

(b)  The Contractor shall employ U.S.-flag vessels in the

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 21 of


transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that
--

(1)  U.S.-flag vessels are not available for timely shipment;

(2)  The freight charges are inordinately excessive or unreasonable; or

(3) Freight charges are higher than charges to private persons for transportation of like goods.

(c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at minimum --

(1)  Type, weight, and cube of cargo;

(2)  Required shipping date;

(3)  Special handling and discharge requirements;

(4)  Loading and discharge points;

(5)  Name of shipper and consignee;

(6)  Prime contract number; and

(7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.

(d) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information --

(1)  Prime contract number;

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 22 of


(2)  Name of vessel;

(3)  Vessel flag of registry;

(4)  Date of loading;

(5)  Port of loading;

(6)  Port of final discharge;

(7)  Description of commodity;

(8)  Gross weight in pounds and cubic feet if available;

(9)  Total ocean freight in U.S. dollars; and

(10) Name of the steamship company.

(e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief --

(1)  No ocean transportation was used in the performance of this contract;

(2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;

(3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

(4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

     ITEM                     CONTRACT                 QUANTITY
     DESCRIPTION              LINE ITEMS

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
TOTAL
     ----------------------------------------------------------------------

(f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S. flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 23 of


adjust the contract, based on the unauthorized use.

(g) The Contractor shall include this clause, including this paragraph (g) in all subcontracts under this contract, which exceed the small purchase limitation of section 13.000 of the Federal Acquisition Regulation.

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 24 of


SECTION J - LIST OF ATTACHMENTS

J.1  LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS


               TITLE                         DATE      NO. OF PAGES
SF33           Award/Contract                (Rev 85)       47
               Sections A thru L

Exhibit A      Contract Data Requirements    13AUG97        3
               List, DD1423

AMSTA          Clearance Technical            1JUL96        2
Form 3002      Information for
               Public Release

SF Form        Disclosure of Lobbying         Undated       3
LLL            Activities

J.2  GUIDANCE ON DOCUMENTATION OF DATA REQUIREMENTS

The following information is furnished to provide guidance with respect to the abbreviations and codes utilized in various blocks of DD Form 1423, Contract Data Requirements List.

1. Block 7, DD Form 250 Requirement. This block designates the location (Contractor's facility or destination) for performance of Government inspection and acceptance. The applicable codes for inspection and acceptance are cited below. The Government activity to perform the destination acceptance task is entered in Block 14 as the first addressee.

Code      Inspection                                   Acceptance

SS        *Source (DD Form 250)                   *Source (DD Form 250)
DD        Destination (DD Form 250)               Destination (DD Form 250)
SD        *Source (DD Form 250)                   Destination (DD Form 250)
DS        Destination (DD Form 250)               *Source (DD Form 250)
LT**      Letter of Transmittal only
NO        No inspection or acceptance required
XX        Inspection/Acceptance requirements
          specified elsewhere in contract

 *Source indicates Contractor's facility.
**Use of these symbols is not authorized for engineering data such as drawings and specifications.

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 25 of


2. Block 8, Approval Code. Item of critical data requiring specific advanced written approval, such as test plans, are identified by an "A" in this field. Most of these data require submission of a preliminary draft prior to publication of a final document. When advanced approval is not required, this field is a blank.

3.   Block 10, Frequency.  The codes used in this block are cited below:

DAILY     Daily                         SEMIA     Each 6 months
WEEKLY    Weekly                        2TIME     2 separate submittals
BI-WE     Each 2 weeks                  OTIME     One time MTHLY
Monthly                                 ONE/R     One time & revision
ASREQ     As required (see Notes A/B)   R/ASR     Revision as required
BI-MO     Each 2 months                 DFDEL     Deferred delivery
QRTLY     Quarterly                     ONE/P     One time preliminary
ANNLY     Annually                                draft
CHG P AS REQ Change pages as required

NOTE A: Block 13 is used for further explanation.

NOTE B: When data is of recurring type, it will be submitted at end of reporting period established in field unless otherwise indicated in Data Preparation Instruction or in Blocks 12 or 13 of DD Form 1423.

4. Block 11, As of Date (AOD). When data is submitted only once, this block indicates the number of days the data is to be submitted prior to the end of the reporting period; e.g., "15" would place the AOD for this report at 15 days before the end of each month, quarter, or year depending on the frequency established in Block 10; "0" places the AOD at the end of the month, quarter, or year. Further guidance is shown in Block 13 or 16, as required.

5. Block 12, Date of First Submission. This block indicates the initial data submission date (Year/Month/Day). When data has already been submitted and will be resubmitted, the date of the next submission is entered. When the contract start date has not been established, this block indicates the number of days after the contract start date that the data is due; e.g., 30 DAC. Further information, if required, is contained in Block 13. Classified dates are cited in this form. "DFDEL" indicates deferred delivery.

6. Block 13, Date of Subsequent Submission/Event Identification. When data is submitted more than once, the date(s) of subsequent submission(s) is indicated in this block. When submission of data is based on the initiation of a specific event or milestone, this information is cited in this block (when such information classifies the form, this block is left blank). Example: "NLT


--------------------------------------------------------------------------------------------------------------
     CONTRACT DATA REQUIREMENTS LIST                             FORM APPROVED
          (2 DATA ITEMS)                                         OMB NO. 0704-0188
--------------------------------------------------------------------------------------------------------------
     Public reporting burden for the collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense,
     Washington Headquarters Services, Directorate for Information Operations and Reports, 1215
     Jefferson Davis Highway, Suite 1204, Arlington, VA  22202-4302, and to the Office of Management
     and Budget, Paperwork Reduction Project (0704-0188), Washington, DC  20603.  Please DO NOT RETURN
     your form to either of these addresses.  Send completed form to the Government Issuing
     Contracting Officer for the Contract/PR No. listed in Block E.
--------------------------------------------------------------------------------------------------------------
A. CONTRACT LINE ITEM NO.     B. EXHIBIT          C. CATEGORY:
                                   A               TOP       T[ILLEGIBLE]         OTHER  General Data
                                                      ------             --------       ------------------
--------------------------------------------------------------------------------------------------------------
D. SYSTEM/ITEM                          E. CONTRACT/PR NO.            F. CONTRACTOR
Phytoremediation of U. Cont. Soil
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.    2. TITLE OF DATA ITEM                                  3. SUBTITLE                             17. PRICE GROUP

     A001           Contractor's Progress, Status and Management Report
--------------------------------------------------------------------------------------------------------------     18. ESTIMATED
4. AUTHORITY (DATA ACQUISITION DOCUMENT NO.)      5. CONTRACT REFERENCE    6. REQUIRING OFFICE                         TOTAL PRICE

     DI-MGMT-80227 *Tailored                           Sec C                    AMSTA-AR-WEA
--------------------------------------------------------------------------------------------------------------
7. DO 250 REQ  9. DIST STATEMENT  10. FREQUENCY  12. DATE OF FIRST SUBMISSION   14.    DISTRIBUTION
     LT              REQUIRED         Quarterly             90 DAC              ------------------------------
-------------                      ---------------------------------------------                  b. COPIES
8. APP CODE             A          11. AS OF DATE  13. DATE OF SUBSEQUENT                     ----------------
                                                       SUBMISSION              a. ADDRESSEE
                                                                                             Draft    Final
                                                                                                    ----------
                                                                                                    Reg  Repro
--------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                     AMSTA-AR-WEA   0     1     0
                                                                                ------------------------------
* Do not address f-g-h-i-j-k-l-m-n-o                                            AMSTA-AR-ET          0     1
                                                                                ------------------------------

                                                                                ------------------------------

                                                                                ------------------------------

                                                                                ------------------------------

                                                                                ------------------------------

                                                                                ------------------------------

                                                                                ------------------------------

                                                                                ------------------------------

                                                                                ------------------------------

                                                                                ------------------------------

                                                                                ------------------------------

                                                                                ------------------------------

                                                                                ------------------------------
                                                                                15. TOTAL      0    1    1
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
1. DATA ITEM NO.    2. TITLE OF DATA ITEM                                  3. SUBTITLE                             17. PRICE GROUP

     A002           Contract Summary Report
--------------------------------------------------------------------------------------------------------------     18. ESTIMATED
4. AUTHORITY (DATA ACQUISITION DOCUMENT NO.)      5. CONTRACT REFERENCE    6. REQUIRING OFFICE                         TOTAL PRICE

     DI-MGMT-80447                                     Sec C                    AMSTA-AR-WEA
--------------------------------------------------------------------------------------------------------------
7. DO 250 REQ  9. DIST STATEMENT  10. FREQUENCY  12. DATE OF FIRST SUBMISSION   14.      DISTRIBUTION
     LT              REQUIRED           OTIME          End of Task              ------------------------------
-------------                      ---------------------------------------------                  b. COPIES
8. APP CODE             A          11. AS OF DATE  13. DATE OF SUBSEQUENT                     ----------------
                                                       SUBMISSION              a. ADDRESSEE
                                                                                             Draft    Final
                                                                                                    ----------
                                                                                                    Reg  Repro
--------------------------------------------------------------------------------------------------------------
16. REMARKS                                                                     AMSTA-AR-WEA   0     1     0
                                                                                ------------------------------
                                                                                AMSTA-AR-ET          0     1
                                                                                ------------------------------

                                                                                ------------------------------

                                                                                ------------------------------

                                                                                ------------------------------

                                                                                ------------------------------

                                                                                ------------------------------

                                                                                ------------------------------

                                                                                ------------------------------

                                                                                ------------------------------

                                                                                ------------------------------

                                                                                ------------------------------

                                                                                ------------------------------

                                                                                ------------------------------
                                                                                15. TOTAL      0    1    1
--------------------------------------------------------------------------------------------------------------
G. PREPARED BY                H. DATE        I. APPROVED BY           J. DATE

/s/ [ILLEGIBLE]               8/13/97        /s/ [ILLEGIBLE]          8/13/97
--------------------------------------------------------------------------------------------------------------
                                                                                Page 1 of 1 Pages

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 26 of


15 days before start of production"; "45 days before first article"; etc.

7. Block 14, Distribution and Addresses. Addresses and number of copies (regular/reproducible) to be forwarded to each addressee that is cited in this block; e.g., DTIC-20/0. Addressees are indicated by office symbol (i.e., SMCAR-XYZ), Contractor initials, DOD Handbook H-4 codes, and Command initials. A list explaining these symbols, etc., is attached to the form. When reproducible copies are required (second number), the type of copies required will be cited in this block or Block 16.

NOTE: Unless otherwise cited in Block 10, entries in Blocks 3 through 9 on DD Form 1664, Data Item Descriptions, are for informational purposes only and are not contractually binding.

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 27 of


SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS OR QUOTERS


K.1  52.252-2 CLAUSES INCORPORATED BY REFERENCE. (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.


K.2  52.203-2 CERTIFICATE OF INDEPENDENT PRICE DETERMINATION. (APR 1985)

(a)  The offeror certifies that -

(1) The prices in this offer have been arrived at independently, without, for the purpose of restricting competition, any consultation, communication, or agreement with any other offeror or competitor relating to (i) those prices,
(ii) the intention to submit an offer, or (iii) the methods or factors used to calculate the prices offered;

(2) The prices in this offer have not been and will not be knowingly disclosed by the offeror, directly or indirectly, to any other offeror or competitor before bid opening (in the case of a sealed bid solicitation) or contract award (in the case of a negotiated solicitation) unless otherwise required by law; and

(3) No attempt has been made or will be made by the offeror to induce any other concern to submit or not to submit an offer for the purpose of restricting competition.

(b) Each signature on the offer is considered to be a certification by the signatory that the signatory -

(1) Is the person in the offeror's organization responsible for determining the prices being offered in this bid or proposal, and that the signatory has not participated and will not participate in any action contrary to subparagraphs
(a)(1) through (a)(3) above; or

(2) (i) Has been authorized, in writing, to act as agent for the following principals in certifying that those principals have not participated, and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) above


-----------------------------------------------------------------
(insert full name of person(s) in the offeror's organization

                           DAAE30-97-C-1081

INSTRUCTIONS FOR COMPLETION OF SF-LLL, DISCLOSURE OF LOBBYING ACTIVITIES

  This disclosure form shall be completed by the reporting entity, whether subawardee or prime Federal recipient, at the initiation or receipt of a covered Federal action, or a material change to a previous filing, pursuant to title 31 U.S.C. section 1352. The filing of a form is required for each payment or agreement to make payment to any lobbying entity for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, an employee of a Member of Congress in connection with a covered Federal action. Use the SF-LLL-A Continuation Sheet for additional information if the space on the form is inadequate. Complete all items that apply for both the initial filing and material change report. Refer to the implementing guidance published by the Office of Management and Budget for additional information.

     1. Identify the type of covered Federal action for which lobbying activity is and/or has been secured to influence the outcome of a covered Federal action.

     2.   Identify the status of the covered Federal action.

     3. Identify the appropriate classification of this report. If this is a followup report caused by a material change to the information previously reported, enter the year and quarter in which the change occurred. Enter the date of the last previously submitted report by this reporting entity for this covered Federal action.

     4. Enter the full name, address, city, state and zip code of the reporting entity. Include Congressional District, if known. Check the appropriate classification of the reporting entity that designates if it is, or expects to be, a prime or subaward recipient. Identify the tier of the subawardee e.g., the first subawardee of the prime is the 1st tier. Subawards include but are not limited to subcontracts, subgrants and contract awards under grants.

     5. If the organization filing the report in item 4 checks "Subawardee", then enter the full name, address, city, state and zip code of the prime Federal recipient. Include Congressional District, if known.

     6. Enter the name of the Federal agency making the award or loan commitment. Include at least one organizational level below agency name, if known. For example, Department of Transportation, United States Coast Guard.

     7. Enter the Federal program name or description for the covered Federal action (item 1). If known, enter the full Catalog of Federal Domestic Assistance (CFDA) number for grants, cooperative agreements, loans, and loan commitments.

     8. Enter the most appropriate Federal identifying number available for the Federal action identified in item 1 (e.g., Request for Proposal (RFP) number, Invitation for Bid (IFB) number, grant announcement number; the contract, grant, or loan award number; the application/proposal control number assigned by the Federal agency). Include prefixes, e.g., "RFP-DE-90-001."

     9. For a covered Federal action where there has been an award or loan commitment by the Federal agency, enter the Federal amount of the award/loan commitment for the prime entity identified in item 4 or 5.

     10. (a) Enter the full name, address, city, state and zip code of the lobbying entity engaged by the reporting entity identified in item 4 to influence the covered Federal action.
          (b) Enter the full names of the individual(s) performing services, and include full address if different from 10(a). Enter Last Name, First Name, and Middle Initial (MI).

     11. Enter the amount of compensation paid or reasonably expected to be paid by the reporting entity (item 4) to the lobbying entity
          (item 10). Indicate whether the payment has been made (actual) or will be made (planned). Check all boxes that apply. If this is a material change report, enter the cumulative amount of payment made or planned to be made.

     12. Check the appropriate box(es). Check all boxes that apply. If payment is made through an in-kind contribution, specify the nature and value of the in-kind payment.

     13. Check the appropriate box(es). Check all boxes that apply. If other, specify nature.

     14. Provide a specific and detailed description of the services that the lobbyist has performed, or will be expected to perform, and the date(s) of any services rendered. Include all preparatory and related activity, not just time spent in actual contact with Federal officials. Identify the Federal official(s) or employee(s) contacted or the officer(s), employee(s), or Member(s) of Congress that were contacted.

     15.  Check whether or not a SF-LLL-A Continuation Sheet(s) is attached.

     16. The certifying official shall sign and date the form, print his/her name, title, and telephone number.

--------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 30 minutes per response, including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Office of Management and Budget, Paperwork Reduction Project (0348-0046), Washington, D.C. 20503
--------------------------------------------------------------------------------

DAAE30-97-C-1081                    EXHIBIT A

--------------------------------------------------------------------------------
                                                         FORM APPROVED
               DATA ITEM DESCRIPTION                   OMB No. 0704-0188
--------------------------------------------------------------------------------
2. TITLE                                           1. IDENTIFICATION NUMBER
     CONTRACT SUMMARY REPORT                           DI-ADMN-80447
--------------------------------------------------------------------------------
3. DESCRIPTION/PURPOSE
     This report summarizes all work performed under the contract.



--------------------------------------------------------------------------------
4. APPROVAL DATE   5. OFFICE OF PRIMARY   6a. DTIC REQUIRED  6b. GIDEP REQUIRED
     (YYMMDD)      RESPONSIBILITY (OPR)
      870928             G/T2 13
--------------------------------------------------------------------------------
7. APPLICATION/INTERRELATIONSHIP

     7.1 This Data Item Description contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement as delineated in the contract.

     7.2. This DID supersedes DI-A-5030B.


--------------------------------------------------------------------------------
8. APPROVAL LIMITATION        9a. APPLICABLE FORMS          9b. AMSC NUMBER

                                                                   G4223
--------------------------------------------------------------------------------
1O.  PREPARATION INSTRUCTIONS

     10.1.     FORMAT.  The report shall be prepared in contractor's format.

     10.1.1. It shall be typewritten and is to be duplicated in non-fading ink.

     10.1.2.   The data indicated below shall be contained on the title page:

     10.1.2.1. Type of Report, Final.

     10.1.2.2. Purchase Description Title.

     10.1.2.3. Contract Number.

     10.1.2.4. Dates of the Reporting Period.

     10.1.3. Security classification and distribution limitation markings shall be included on all pages.

     10.2.     CONTENT.

     10.2.1.   Table of Contents.

                                                       (Continued on Page 2)
--------------------------------------------------------------------------------
11. DISTRIBUTION STATEMENT

     DISTRIBUTION STATEMENT A: Approved for public release; distribution is unlimited.

--------------------------------------------------------------------------------
                                                               PAGE 1 of 2 PAGES

DAAE30-97-C-1081              EXHIBIT A



                                   DI-ADMN- 80447
10.  Preparation Instructions (cont'd)

10.2.2. Brief summary of all work accomplished, to include both negative and positive results. All information shall be referenced to the appropriate Progress Report, or section of the Final Report, where the subject is discussed in detail.

10.2.3. The body of the report shall describe all work accomplished, including as applicable, theoretical studies, experimental work, mechanical design, theory of operation, test procedures, test results, and those drawings, charts, graphs, illustrations, or other material needed to clarify the presentation.

10.2.4. When test equipment has been designed and constructed for use on this contract, a listing of all such equipment is to be included. This listing shall include all related drawings and associated lists. It shall be referenced in the report and included as an appendix.

10.2.5.   Conclusions, recommendations, and proposals.

10.2.6. Appendixes for any necessary tables, references, photographs, charts, and illustrations.

                         DAAE30-97-C-1081         EXHIBIT A

--------------------------------------------------------------------------------
                                                       FORM APPROVED
               DATA ITEM DESCRIPTION                   OMB No. 0704-0188
                                                       EXP. DATE: JUN 30, 1986
--------------------------------------------------------------------------------
1. TITLE                                          2. IDENTIFICATION NUMBER
     Contractor's Progress, Status and
     Management Report                                      DI-MGMT-80227
--------------------------------------------------------------------------------
3.   DESCRIPTION/PURPOSE

     3.1 The Contractor's Progress, Status and Management Report indicates the progress of work and the status of the program and of the assigned tasks, reports costs, and informs of existing or potential problem areas.
--------------------------------------------------------------------------------
4. APPROVAL DATE   5. OFFICE OF PRIMARY   6a. DTIC REQUIRED  6b. GIDEP REQUIRED
     (YYMMDD)      RESPONSIBILITY (OPR)
      860905             N/SPAWAR
--------------------------------------------------------------------------------
7.   APPLICATION/INTERRELATIONSHIP

     7.1 This Data Item Description (DID) contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement for this data included in the contract.
     7.2  This DID may be applied in any contract and during any program phase.
     7.3 This DID supersedes DI-A-2090A, DI-A-3025A, UDI-A-2205OB. UDI-A-22052A, UDI-A-23960, DI-A-30024, and DI-A-30606. (cont. on page
          2)


--------------------------------------------------------------------------------
8. APPROVAL LIMITATION        9a. APPLICABLE FORMS          9b. AMSC NUMBER

                                                                   N3947
--------------------------------------------------------------------------------
10.  PREPARATION INSTRUCTIONS

10.1 CONTRACT - This data item is generated by the contract which contains a specific and discrete work task to develop this data product.

10.2 FORMAT - This report shall be typewritten on standard size (e.g. 8 1/2" by 11") white paper, and securely stapled. Pages shall be sequentially numbered. All attachments shall be identified and referenced in the text of the report. The report shall be prepared in the contractor's format and shall be legible and suitable for reproduction.

10.3 CONTENT - The report shall include:

     a. A front cover sheet which includes the contractor's name and address, the contract number, the nomenclature of the system or program, the date of the report, the period covered by the report, the title of the report, either the serial number of the report or the Contract Data Requirements List (CDRL) sequence number, the security classification, and the name of the issuing Government activity;
     b. Description of the progress made against milestones during the reporting period;
     c. Results, positive or negative, obtained related to previously-identified problem areas, with conclusions and recommendations;
     d. Any significant changes to the contractor's organization or method of operation, to the project management network, or to the milestone chart;
     e. Problem areas affecting technical or scheduling elements, with background and any recommendations for solutions beyond the scope of the contract;
     f. Problem areas affecting cost elements, with background and any recommendations for solutions beyond the scope of the contract;
     g. Cost curves showing actual and projected conditions throughout the contract;
     h. Any cost incurred for the reporting period and total contractual expenditures as of reporting date;
     i. Person-hours expended for the reporting period and cumulatively for the contract;
     j.   Any trips and significant results; (cont. on page 2)

--------------------------------------------------------------------------------
                                                               PAGE 1 OF 2 PAGES

DAAE30-97-C-1081              EXHIBIT A



                                   DI-MGMT- 80227



7.   APPLICATION/INTERRELATIONSHIP (Cont'd)

7.4  Paragraphs 10.3.f, 10.3.g, and 10.3.h herein should be tailored on DD
     Form 1423 when such cost data is already submitted through a sophisticated cost reporting system under the contract.
--------------------------------------------------------------------------------
10.  PREPARATION INSTRUCTIONS (Cont'd)

     k. Record of all significant telephone calls and any commitments made by telephone;
     l. Summary of Engineering Change Proposal (ECP) status, including identification of proposed ECPs, approved ECPs, and implemented ECPs;
     m.   Contract schedule status;
     n.   Plans for activities during the following reporting period;
     o.   Name and telephone number of preparer of the report;
     p. Appendixes for any necessary tables, references, photographs, illustrations, and charts.


                            *U.S. GOVERNMENT PRINTING OFFICE: 1986-704-037/50176


Page 2 of 2 Pages

--------------------------------------------------------------------------------------------------------------------------
                                   CLEARANCE OF TECHNICAL INFORMATION FOR PUBLIC RELEASE
--------------------------------------------------------------------------------------------------------------------------
TITLE:                                                                                         PAO Log #
--------------------------------------------------------------------------------------------------------------------------
PICATINNY
--------
     AUTHOR/PRODUCER(S):                                              ADDRESS (IF APPLICABLE):


     OFFICE SYMBOL:
     PHONE/BLDG #:
--------------------------------------------------------------------------------------------------------------------------
CONTRACTOR
----------
     AUTHOR/PRODUCER(S):                                              COMPANY ADDRESS:

     CONTRACT NUMBER:

     NAME OF PICATINNY SPONSOR:

     SPONSOR OFFICE SYMBOL:
                                                                      ----------------------------------------------------
     SPONSOR PHONE/BLDG #:                                            COMPANY PHONE:
--------------------------------------------------------------------------------------------------------------------------
PURPOSE OF RELEASE:        / / Presentation   / / Publication   / / Abstract   / / News Release   / / Other
--------------------------------------------------------------------------------------------------------------------------
MEETING TITLE (If presentation, speech or conference paper):
PLACE:                                            DATE(S):                      DoD Sponsored:  / / Yes / / No
--------------------------------------------------------------------------------------------------------------------------
PUBLICATION (Magazine, journal, newspaper, proceeding):                              Solicited / / Yes / / No
--------------------------------------------------------------------------------------------------------------------------
CERTIFICATION: I certify that this material has not been copied substantially without written permission from the author/producer and DOES NOT contain any sensitive, potentially controversial, FOUO or classified information.
                                                                                     Author's/Producer's Signature
--------------------------------------------------------------------------------------------------------------------------
     REQUIRED APPROVALS: Signatures below certify that this material was reviewed for technical accuracy, classified information, security implications, proprietary information, competition-sensitive information and policy guidelines;
that inventions have been previously submitted for patent review, and that the subject matter does not fall under the
Militarily Critical Technology List.
--------------------------------------------------------------------------------------------------------------------------
SIGNATURE (Division level)                        Approve   / / Yes   / / No         Date:
                                                  Remarks:                           -------------------------------------
TYPED NAME:                                       Recommend Distribution:   / / A   / / B   / / C   / / D   / / E   / / F
--------------------------------------------------------------------------------------------------------------------------
SIGNATURE (Center/Directorate/PM level)           Approve   / / Yes   / / No         Date:
                                                  Remarks:                           -------------------------------------
TYPED NAME:                                       Recommend Distribution:   / / A   / / B   / / C   / / D   / / E   / / F
--------------------------------------------------------------------------------------------------------------------------
SIGNATURE (OPSEC)                                 Approve   / / Yes   / / No         Date:
                                                  Remarks:                           -------------------------------------
                                                  Recommend Distribution:   / / A   / / B   / / C   / / D   / / E   / / F
--------------------------------------------------------------------------------------------------------------------------
SIGNATURE (Patent/Legal)                          Approve   / / Yes   / / No         Date:
                                                  Remarks:                           -------------------------------------
                                                  Recommend Distribution:   / / A   / / B   / / C   / / D   / / E   / / F
--------------------------------------------------------------------------------------------------------------------------
SIGNATURE (Contracting Officer, if appropriate)   Approve   / / Yes   / / No         Date:
                                                  Remarks:                           -------------------------------------
                                                  Recommend Distribution:   / / A   / / B   / / C   / / D   / / E   / / F
--------------------------------------------------------------------------------------------------------------------------
[LOGO]                   DISPOSITION:  BASED ON RECOMMENDATIONS PROVIDED ABOVE, CLEARANCE IS GRANTED FOR
                         PUBLIC RELEASE BASED ON THE APPROVED DISTRIBUTION CIRCLED BELOW
  U.S. ARMY
ARMAMENT MUNITIONS                                ------------------------------------------------       -------------
& CHEMICAL COMMAND                                     Picatinny Arsenal Public Affairs Office                Date
ARMAMENT RDE CENTER ------------------------------------------------------------------------------------------------------
-------------------      A / / (Unlimited)                       D / / (DoD & DoD Contractors only)
APPROVED                 B / / (U.S. Gov't only)                 E / / (DoD Components only)
DISTRIBUTION:            C / / (U.S. Gov't & Contractor only)    F / / (Only as directed by __________ or higher authority)
--------------------------------------------------------------------------------------------------------------------------

DAAE30-97-C-1081

               CLEARANCE OF TECHNICAL INFORMATION FOR PUBLIC RELEASE

                                    INSTRUCTIONS

IF AUTHOR/PRODUCER IS PICATINNY-BASED:
     Picatinny-based authors/producers are responsible for initiating the clearance process and ensuring that their material is approved for public release. This is accomplished by attaching one copy of the material (manuscript, photos, videotapes and any other material that requires clearance) to this form and obtaining the necessary signatures. When clearance is granted, the Picatinny Public Affairs Office (the last office in the clearance process) will forward one copy of this form along with the attached material to the ARDEC Technical Library for archival purposes and provide another copy of this form to the author/producer. It is the author/producer's responsibility to notify all interested parties of the release approval and to make subsequent distribution.

IF AUTHOR/PRODUCER IS A CONTRACTOR:
     A contractor initiates the clearance process by forwarding the material to a Picatinny sponsor, who in turn begins the clearance process in the same manner as a Picatinny-based request. When clearance is granted, the Picatinny Public Affairs Office (the last office in the clearance process) will forward one copy of this form along with the attached material to the ARDEC Technical Library for archival purposes, and provide another copy of the form to the Picatinny sponsor. It is the Picatinny sponsor's responsibility to notify the contractor and any other interested parties of the release approval and to coordinate subsequent distribution with the contractor. Because contractor-submitted videotape material requires clearance at the Defense Department level, recommend that these submissions be made at least 90 days prior to the projected public release date. Only Picatinny-related portions of multi-topic videotapes will be reviewed here.

RECOMMENDED DISTRIBUTION:
     Each signator in the REQUIRED APPROVALS section recommends distribution based on the categories listed at the bottom of the form. The approved distribution is circled at the bottom of the form and will equal the most stringent distribution category selected by the signators.

--------------------------------------------------------------------------------

                                      COMMENTS

(Use this space, and additional pages as necessary, to make additional remarks or written changes to the submitted material. If changes are made directly on the material, a note to that effect in the REQUIRED APPROVALS section under "Remarks" is all that's necessary.)

--------------------------------------------------------------------------------
FOR MORE INFORMATION ON THE CLEARANCE PROCESS OR THIS FORM, PLEASE CONTACT THE PICATINNY ARSENAL PUBLIC AFFAIRS OFFICE; DSN 880-6365, (201) 724-6365.

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 28 of


responsible for determining the prices offered in this bid or proposal, and the title of his or her position in the offeror's organization);

(ii) As an authorized agent, does certify that the principals named in subdivision (b)(2)(i) above have not participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above; and

(iii) As an agent, has not personally participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above.

(c) If the offeror deletes or modifies subparagraph (a)(2) above, the offeror must furnish with its offer a signed statement setting forth in detail the circumstances of the disclosure.


K.3 52.203-11 CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS. (APR 1991)

(a) The definitions and prohibitions contained in the clause, at FAR 52.203-12, Limitation on Payments to Influence Certain Federal Transactions, included in this solicitation, are hereby incorporated by reference in paragraph (b) of this certification.

(b) The offeror, by signing its offer, hereby certifies to the best of his or her knowledge and belief that on or after December 23, 1989:

(1) No Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal contract, grant, loan, or cooperative agreement;

(2) If any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with this solicitation, the offeror shall complete and submit, with its offer, OMB standard form LLL, Disclosure of Lobbying Activities, to the Contracting Officer; and

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 29 of


(3) He or she will include the language of this certification in all subcontract awards at any tier and require that all recipients of subcontract awards in excess of $100,000 shall certify and disclose accordingly.

(c) Submission of this certification and disclosure is a prerequisite for making or entering into this contract imposed by section 1352, title 31, United States Code. Any person who makes an expenditure prohibited under this provision or who fails to file or amend the disclosure form to be filed or amended by this provision, shall be subject to a civil penalty of not less than $10,000, and not more than $100,000, for each such failure.

K.4  52.204-3 TAXPAYER IDENTIFICATION. (MAR 1994)

(a) Definitions.

"Common parent," as used in this solicitation provision, means that corporate entity that owns or controls an affiliated group of corporations that files its Federal income tax returns on a consolidated basis, and of which the offeror is a member.

"Corporate status," as used in this solicitation provision, means a designation as to whether the offeror is a corporate entity, an unincorporated entity (e.g., sole proprietorship or partnership), or a corporation providing medical and health care services.

"Taxpayer Identification Number (TIN)," as used in this solicitation provision, means the number required by the IRS to be used by the offeror in reporting income tax and other returns.

(b)  All offerors are required to submit the information required in paragraphs
(c) through (e) of this solicitation provision in order to comply with reporting requirements of 26 U.S.C. 6041, 6041A, and 6050M and implementing regulations issued by the Internal Revenue Service (IRS). If the resulting contract is subject to reporting requirements described in FAR 4.903, the failure or refusal by the offeror to furnish the information may result in a 31 percent reduction of payments otherwise due under the contract.

(c)  Taxpayer Identification Number (TIN).

      TIN: 22-3239507.
-----      ----------
      TIN: has been applied for.
-----
      TIN is not required because:
-----
      Offeror is a nonresident alien, foreign corporation, or
-----

                                                 DISCLOSURE OF LOBBYING ACTIVITIES                               Approved by OMB
                           Complete this form to disclose lobbying activities pursuant to 31 U.S.C. 1352         0348-0046
                                            (See reverse for public burden disclosure.)

---------------------------------------------------------------------------------------------------------------------------
1.  Type of Federal Action:             2.  Status of Federal Action:           3.  Report Type:
     / /  a. contract                        / /  a. bid/offer/application           / /  a. initial filing
          b. grant                                b. initial award                        b. material change
          c. cooperative agreement                c. post-award                           c. post-award
          d. loan
          e. loan guarantee                                                            For Material Change Only:
          f. loan insurance                                                            year__________   quarter __________
                                                                                       date of last report________________
---------------------------------------------------------------------------------------------------------------------------
4.  Name and Address of Reporting Entity:              5.  If Reporting Entity in No. 4 is Subawardee, Enter Name
     / / Prime      / / Subawardee                         and Address of Prime:
                         Tier ________, if known



     Congressional District, IF KNOWN:                      Congressional District, IF KNOWN:
---------------------------------------------------------------------------------------------------------------------------
6.  Federal Department/Agency:                         7.  Federal Program Name/Description:



                                                            CFDA Number, IF APPLICABLE: _______________________
---------------------------------------------------------------------------------------------------------------------------
8.  Federal Action Number, IF KNOWN:                   9.  Award Amount, IF KNOWN:
                                                                 ________________
---------------------------------------------------------------------------------------------------------------------------
10.a.  Name and Address of Lobbying Entity             b.  Individuals Performing Services (INCLUDING ADDRESS IF DIFFERENT
       (IF INDIVIDUAL, last name, first name, MI):         FROM NO. 10A) (last name, first name, MI):




                                      (ATTACH CONTINUATION SHEET(S) SF-LLL-A, IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------
11.  Amount of Payment (CHECK ALL THAT APPLY):         13.  Type of Payment (CHECK ALL THAT APPLY):

______________________ / / actual  / / planned              / / a. retainer
------------------------------------------------------      / / b. one-time fee
12.  Form of Payment (CHECK ALL THAT APPLY):                / / c. commission
/ /  a. cash                                                / / d. contingent fee
/ /  b. in-kind; specify:     nature  _______________       / / e. deferred
                              value  ________________       / / f. other, specify: ___________________
---------------------------------------------------------------------------------------------------------------------------
14.  Brief Description of Services Performed or to be Performed and Date(s) of Service, including officer(s), employee(s), or Member(s) contacted, for Payment indicated in item 11:



                                       (ATTACH CONTINUATION SHEET(S) SF-LLL-A, IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------
15.  Continuation Sheet(s) SF-LLL-A attached:  / / Yes   / / No
---------------------------------------------------------------------------------------------------------------------------

16.  Information requested through this form is authorized by title       Signature:____________________________________
     31 U.S.C. section 1352. This disclosure of lobbying activities       Print Name: __________________________________
     is a material representation of fact upon which reliance was         Title: _______________________________________
     placed by the tier above when this transaction was made or           Telephone No:_________________Date:___________
     entered into. This disclosure is required pursuant to
     31 U.S.C. 1352. This information will be reported to the Congress semi-annually and will be available for public inspection. Any person who fails to file the required disclosure shall be subject to a civil penalty of not less than $10,000 and not more than
     $100,000 for each such failure.
---------------------------------------------------------------------------------------------------------------------------
                                                                          Authorized for Local Reproduction
FEDERAL USE ONLY                                                          Standard Form - LLL
---------------------------------------------------------------------------------------------------------------------------

                       DISCLOSURE OF LOBBYING ACTIVITIES    Approved by OMB
                              CONTINUATION SHEET            0348-0046

--------------------------------------------------------------------------------
Reporting Entity: ________________________________________       _____     _____                                Page       of

























--------------------------------------------------------------------------------

                                              Authorized for Local Reproduction
                                              Standard Form - LLL-A

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 30 of


foreign partnership that does not have income effectively connected with the conduct of a trade or business in the U.S. and does not have an office or place of business or a fiscal paying agent in the U.S.;

___  Offeror is an agency or instrumentality of a foreign government;

___ Offeror is an agency or instrumentality of a Federal, state or local government;

___  Other.  State basis.     _________________________

(d)  Corporate Status.

___ Corporation providing medical and health care services, or engaged in the billing and collecting of payments for such services;

___  Other corporate entity;

___  Not a corporate entity;

___  Sole proprietorship

___  Partnership

___ Hospital or extended care facility described in 26 CFR 501(c)(3) that is exempt from taxation under 26 CFR 501(a).

(e)  Common Parent.

___ Offeror is not owned or controlled by a common parent as defined in paragraph (a) of this clause.

___  Name and TIN of common parent:

Name  ____________________________________


TIN   ____________________________________

K.5  52.204-5 WOMEN-OWNED BUSINESS, (OCT 1995)

(a) Representation. The offeror represents that it ( ) is, ( ) is not a women-owned business concern.

(b) Definition. "Women-owned business concern," as used in this provision, means a concern which is at least 51 percent owned by one or more women; or in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 31 of


women; and whose management and daily business operations are controlled by one or more women.


K.6 52.209-5 CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT, AND OTHER RESPONSIBILITY MATTERS, (MAR 1996)

(a)  The Offeror certifies:

(1)  to the best of its knowledge and belief, that:

(i)  The Offeror and/or any of its Principals:

(A) Are ( ) are not (X) presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;

(B) Have ( ) have not (X), within a 3-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, or receiving stolen property; and

(C) Are ( ) are not (X) presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subdivision (a)(1)(i)(B) of this provision.

(ii) The Offeror has ( ) has not (X), within a 3-year period preceding this offer, had one or more contracts terminated for default by any Federal agency.

(2) "Principals," for the purposes of this certification, means officers; directors; owners; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division, or business segment, and similar positions).

This certification concerns a matter within the jurisdiction of an agency of the United States and the making of a false, fictitious, or fraudulent certification may render the maker subject to prosecution under section 1001, title 18, United States Code.

(b) The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 32 of


Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

(c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Offeror's responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror nonresponsible.

(d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

(e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.


K.7  52.215-6 TYPE OF BUSINESS ORGANIZATION. (JUL 1987)

The offeror or quoter, by checking the applicable box, represents that -

(a) It operates as /X/ a corporation incorporated under the laws of the State of New Jersey, an individual, ___ a partnership, ____ a nonprofit organization, or ___ a joint venture; or

(b) If the offeror or quoter is a foreign entity, it operates as ___ an individual, ___ a partnership, ___ a nonprofit organization, ___ a joint venture, or ___ a corporation, registered for business in __________________ (country).

K.8  52.215-11 AUTHORIZED NEGOTIATORS. (APR 1984)

The offeror or quoter represents that the following persons are authorized to negotiate on its behalf with the Government in connection with this request for proposals or quotations:

Burt D. Ensley, CEO, 908-438-0900
------------------------------------------------------------
Cindy S. Onser, Director Scientific Affairs 303-499-9215
----------------------------------------------------------------------

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 33 of


(list names, titles, and telephone numbers of the authorized negotiators).


K.9  52.215-20 PLACE OF PERFORMANCE. (APR 1984)

(a) The offeror or quoter, in the performance of any contract resulting from this solicitation, ___ intends, /X/ does not intend (check applicable block) to use one or more plants or facilities located at a different address from the address of the offeror or quoter as indicated in this proposal or quotation.

(b) If the offeror or quoter checks intends in paragraph (a) above, it shall insert in the spaces provided below the required information:

Place of Performance               Name and address of Owner
(Street Address, City,             and Operator of the Plant or
County, State, Zip Code)           Facility if Other than
                                   Offeror or Quoter


-------------------------          --------------------------------

-------------------------          --------------------------------

-------------------------          --------------------------------


K.10 52.215-30 FACILITIES CAPITAL COST OF MONEY. (SEP 1987)

(a) Facilities capital cost of money will be an allowable cost under the contemplated contract, if the criteria for allowability in subparagraph 31.205-10(a)(2) of the Federal Acquisition Regulation are met. One of the allowability criteria requires the prospective contractor to propose facilities capital cost of money in its offer.

(b) If the prospective Contractor does not propose this cost, the resulting contract will include the clause Waiver of Facilities Capital Cost of Money.


K.11 52.219-1 SMALL BUSINESS PROGRAM REPRESENTATIONS. (JAN 1997)

(a)(1) The standard industrial classification (SIC) code for this acquisition is 8731.

(2)  The small business size standard is 500 employees.

(3) The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees.

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 34 of


(b)  Representations.

(1) The offeror represents as part of its offer that it (X) is, ( ) is not a small business concern.

(2) (Complete only if offeror represented itself as a small business concern in block (b)(1) of this section.) The offeror represents as part of its offer that it ( ) is, (X) is not a small disadvantaged business concern.

(3) (Complete only if offeror represented itself as a small business concern in block (b)(1) of this section.) The offeror represents as part of its offer that it ( ) is, (X) is not a women-owned small business concern.

(c)  Definitions.

Joint venture, for purposes of a small disadvantaged business (SDB) set-aside or price evaluation preference (as prescribed at 13 CFR 124.321), is a concern that is owned and controlled by one or more socially and economically.

Small business concern, as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR Part 121 and the size standard in paragraph (a) of this provision.

Small disadvantaged business concern, as used in this provision, means a small business concern that (1) is at least 51 percent unconditionally owned by one or more individuals who are both socially and economically disadvantaged, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one or more socially and economically disadvantaged individuals, and
(2) has its management and daily business controlled by one or more such individuals. This term also means a small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one or more of these entities, which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CFR Part 124.

Women-owned small business concern, as used in this provision, means a small business concern--

(1) Which is at least 51 percent owned by one or more women or, in the case of any publicly owned business, at least 51 percent

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 35 of


of the stock of which is owned by one or more women; and

(2) Whose management and daily business operations are controlled by one or more women.

(d) Notice. (1) If this solicitation is for supplies and has been set aside, in whole or in part, for small business concerns, then the clause in this solicitation providing notice of the set-aside contains restrictions on the source of the end items to be furnished.

(2) Under 15 U.S.C. 645(d), any person who misrepresents a firm's status as a small or small disadvantaged business concern in order to obtain a contract to be awarded under the preference programs established pursuant to sections 8(a), 8(d), 9, or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall--

(i)   Be punished by imposition of fine, imprisonment, or both;

(ii) Be subject to administrative remedies, including suspension and debarment; and

(iii) Be ineligible for participation in programs conducted under the authority of the Act.


K.12 52.219-19 SMALL BUSINESS CONCERN REPRESENTATION FOR THE SMALL BUSINESS COMPETITIVENESS DEMONSTRATION PROGRAM. (JAN 1297)

(a)  Definition.

"Emerging small business" as used in this solicitation, means a small business concern whose size is no greater than 50 percent of the numerical size standard applicable to the standard industrial classification code assigned to a contracting opportunity.

(b) [Complete only if the Offeror has certified itself under the provision at 52.219-1 as a small business concern under the size standards of this solicitation.]

The Offeror ___ is, ___ is not an emerging small business.

(c) (Complete only if the Offeror is a small business or an emerging small business, indicating its size range.)

Offeror's number of employees for the past 12 months (check this column if size standard stated in solicitation is expressed in terms of number of employees) or Offeror's average annual gross

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 36 of


revenue for the last 3 fiscal years (check this column if size standard stated in solicitation is expressed in terms of annual receipts). (Check one of the following.)

               NO. OF EMPLOYEES    AVG.  ANNUAL GROSS REVENUES
               ____50 or fewer     ______$1 million or less
               ____51  - 100       ______$1,000,001 - $2 million
               ____101 - 250       ______$2,000,001 - $3.5 million
               ____251 - 500       ______$3,500,001 - $5 million
               ____501 - 750       ______$5,000,001 - $10 million
               ____751 - 1,000     ______$10,000,001 - $17 million
               ____ Over 1,000     ______ Over $17 million

K.13  52.222-21 CERTIFICATION OF NONSEGREGATED FACILITIES. (APR 1984)

(a) "Segregated facilities," as used in this provision, means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees, that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin because of habit, local custom, or otherwise.

(b) By the submission of this offer, the offeror certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained. The offeror agrees that a breach of this certification is a violation of the Equal Opportunity clause in the contract.

(c) The offeror further agrees that (except where it has obtained identical certifications from proposed subcontractors for specific time periods) it will -

(1) Obtain identical certifications from proposed subcontractors before the award of subcontracts under which the subcontractor will be subject to the Equal Opportunity clause;

(2)  Retain the certifications in the files; and

(3) Forward the following notice to the proposed subcontractors (except if the proposed subcontractors have submitted identical certifications for specific time periods):

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 37 of


NOTICE TO PROSPECTIVE SUBCONTRACTORS OF REQUIREMENT FOR CERTIFICATIONS OF NONSEGREGATED FACILITIES

A Certification of Nonsegregated Facilities must be submitted before the award of a subcontract under which the subcontractor will be subject to the Equal Opportunity clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (i.e., quarterly, semiannually, or annually).

NOTE: The penalty for making false statements in offers is prescribed in 18 U.S.C. 1001.


K.14 52.222-22 PREVIOUS CONTRACTS AND COMPLIANCE REPORTS. (APR 1984)

The offeror represents that -

(a) It __ has, (X) has not participated in a previous contract or subcontract subject either to the Equal Opportunity clause of this solicitation, the clause originally contained in Section 310 of Executive Order No. 10925, or the clause contained in Section 201 of Executive Order No. 11114;

(b) It __ has, __ has not, filed all required compliance reports; and

(c) Representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.


K.15 52.222-25 AFFIRMATIVE ACTION COMPLIANCE. (APR 1984)

The offeror represents that (a) it ___ has developed and has on file, ___ has not developed and does not have on file, at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2), or (b) it (X) has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.


K.16 52.223-1 CLEAN AIR AND WATER CERTIFICATION. (APR 1984)

The Offeror certifies that -

(a) Any facility to be used in the performance of this proposed contract is ___, is not (X) listed on the Environmental Protection Agency (EPA) List of Violating Facilities;

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 38 of


(b) The Offeror will immediately notify the Contracting Officer, before award, of the receipt of any communication from the Administrator, or a designee, of the EPA, indicating that any facility that the Offeror proposes to use for the performance of the contract is under consideration to be listed on the EPA List of Violating Facilities; and

(c) The Offeror will include a certification substantially the same as this certification, including this paragraph (c), in every nonexempt subcontract.


K.17 252.209-7001 DISCLOSURE OF OWNERSHIP OR CONTROL BY THE GOVERNMENT OF A TERRORIST COUNTRY. (SEP 1994)

(a)  "Definitions."

As used in this provision --

(a) "Government of a terrorist country" includes the state and the government of a terrorist country, as well as any political subdivision, agency, or instrumentality thereof.

(2) "Terrorist country" means a country determined by the Secretary of State, under section 6(j)(1)(A) of the Export Administration Act of 1979 (50 U.S.C. App. 2405(j)(i)(A)), to be a country the government of which has repeatedly provided support for such acts of international terrorism. As of the date of this provision, terrorist countries include: Cuba, Iran, Iraq, Libya, North Korea, Sudan, and Syria.

(3)  "Significant interest" means --

(i) Ownership of or beneficial interest in 5 percent or more of the firm's or subsidiary's securities. Beneficial interest includes holding 5 percent or more of any class of the firm's securities in "nominee shares," "street names," or some other method of holding securities that does not disclose the beneficial owner;

(ii)  Holding a management position in the firm, such as a director or officer;

(iii) Ability to control or influence the election, appointment, or tenure of directors or officers in the firm;

(iv) Ownership of 10 percent or more of the assets of a firm such as equipment, buildings, real estate, or other tangible assets of the firm; or

CONTINUATION SHEET                 DAAE30-97-C-1081              PAGE 39 of


(v)  Holding 50 percent or more of the indebtness of a firm.

(b)  "Prohibition on award."

In accordance with 10 U.S.C. 2327, no contract may be awarded to a firm or a subsidiary of a firm if the government of a terrorist country has a significant interest in the firm or subsidiary, unless a waiver is granted by the Secretary of Defense.

(c)  "Disclosure."

If the government of a terrorist country has a significant interest in the Offeror or a subsidiary of the Offeror, the Offeror shall disclosure such interest in an attachment to its offer. If the Offeror is a subsidiary, it shall also disclose any significant interest the government of a terrorist country has in any firm that owns or controls the subsidiary. The disclosure shall include --

(1)  Identification of each government holding a significant interest; and

(2)  A description of the significant interest held by each government.


K.18 252.219-700 SMALL DISADVANTAGED BUSINESS CONCERN REPRESENTATION (DOD CONTRACTS). (JAN 1997)

(a) Definition. "Small disadvantaged business concern", as used in this provision, means a small business concern, owned and controlled by individuals who are both socially and economically disadvantaged, as defined by the Small Business Administration at 13 CFR part 124, the majority of earnings of which directly accrue to such individuals. This term also means a small business concern owned and controlled by an economically disadvantaged Indian tribe or Native Hawaiian organization which meets the requirements of 13 CFR 124.112 or 13 CFR 124.113, respectively. In general, 13 CFR part 124 describes a small disadvantaged business concern as a small business concern --

(1) Which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals; or

(2) In the case of any publicly owned business, at least 51 percent of the voting stock is unconditionally owned by one or more socially and economically disadvantaged individuals; and

(3) Whose management and daily business operations are controlled by one or more such individuals.

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(b)  "Representations." Check the category in which your ownership falls --

___ Subcontinent Asian (Asian-Indian) American (U.S. citizen with origins from India, Pakistan, Bangladesh, Sri Lanka, Bhutan, or Nepal)

___ Asian-Pacific American (U.S. citizen with origins from Japan, China, the Philippines, Vietnam, Korea, Samoa, Guam, U.S. Trust Territory of the Pacific Islands (Republic of Palau), the Northern Mariana Islands, Laos, Kampuchea (Cambodia), Taiwan, Burma, Thailand, Malaysia, Indonesia, Singapore, Brunei, Republic of the Marshall Islands, or the Federated States of Micronesia)

___ Black American (U.S. citizen)

___ Hispanic American (U.S. citizen with origins from South
America, Central America, Mexico, Cuba, the Dominican Republic,
Puerto Rico, Spain, or Portugal)

___ Native American (American Indians, Eskimos, Aleuts, or Native Hawaiians, including Indian tribes or Native Hawaiian organizations)

___ Individual/concern, other than one of the preceding, currently certified for participation in the Minority Small Business and Capital Ownership Development Program under Section 8(a) of the Small Business Act

___ Other

(c) Complete the following --

(1) The offeror is __. is not [check mark] a small disadvantaged business concern.

(2) The Small Business Administration (SBA) has _____________ has not ________ made a determination concerning the offeror's status as a small disadvantaged business concern. If the SBA has made a determination, the date of the determination was __________ and the offeror --

___ Was found by SBA to be socially and economically disadvantaged and no circumstances have changed to vary that determination.

___ Was found by SBA not to be socially and economically disadvantaged but circumstances which caused the determination have changed.

(d) "Penalties and Remedies." Anyone who misrepresents the status of a concern as a small disadvantaged business for the

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purpose of securing a contract or subcontract shall --

(1)  Be punished by imposition of a fine, imprisonment, or both;

(2)  Be subject to administrative remedies, including suspension and debarment;
and

(3) Be ineligible for participation in programs conducted under authority of the Small Business Act.


K.19 252.225-7000 BUY AMERICAN ACT - BALANCE OF PAYMENTS PROGRAM CERTIFICATE. (DEC 1991)

(a) "Definitions. Domestic end product, qualifying country, qualifying country end product, and qualifying country end product" have the meanings given in the Buy American Act and Balance of Payments Program clause of this solicitation.

(b) "Evaluation." Offers will be evaluated by giving preference to domestic end products and qualifying country end products over nonqualifying country end products.

(c)  "Certifications." (1) The Offeror certifies that --

(i) Each end product, except those listed in paragraphs (c) (2) or (3) of this clause, is a domestic end product; and

(ii) Components of unknown origin are considered to have been mined, produced, or manufactured outside the United States or a qualifying country.

(2) The Offeror certifies that the following end products are qualifying country end products:

Qualifying Country End Products
------------------------------------------------

Line item No.       Country of origin

-------------       -----------------

_____________       _________________
------------------ -----------------------------

(List only qualifying country end products.)

(3) The Offeror certifies that the following end products are nonqualifying country end products:

Nonqualifying Country End Products
-----------------------------------------------------

Line item No.       Country of origin (If known)
---------------------------------------------------------

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----------------    -----------------------------
---------------------------------------------------------


K.20 252.227-7028 TECHNICAL DATA OR COMPUTER SOFTWARE PREVIOUSLY DELIVERED TO THE GOVERNMENT. (JUN 1995)

The Offeror shall attach to its offer an identification of all documents or other media incorporating technical data or computer software it intends to deliver under this contract with other than unlimited rights that are identical or substantially similar to documents or other media that the Offeror has produced for, delivered to, or is obligated to deliver to the Government under any contract or subcontract. The attachment shall identify --

(a)  The contract number under which the data or software were produced;

(b) The contract number under which, and the name and address of the organization to whom, the data or software were most recently delivered or will be delivered; and

(c) Any limitations on the Government's rights to use or disclose the data or software, including, when applicable, identification of the earliest date the limitations expire.

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SECTION L - INSTRUCTIONS, CONDITIONS, AND NOTICES TO OFFERORS OR QUOTERS

L.1  52.252-2 CLAUSES INCORPORATED BY REFERENCE. (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

52.215-5       SOLICITATION DEFINITIONS                JUL 1987

52.215-7       UNNECESSARILY ELABORATE PROPOSALS       APR 1984
               OR QUOTATIONS

52.215-8       AMENDMENTS TO SOLICITATIONS             DEC 1989

52.215-9       SUBMISSION OF OFFERS                    MAR 1997

52.215-10      LATE SUBMISSIONS, MODIFICATIONS,        MAY 1997
               AND WITHDRAWALS OF PROPOSALS

52.215-13      PREPARATION OF OFFERS                   APR 1984

52.215-14      EXPLANATION TO PROSPECTIVE OFFERORS     APR 1984

52.215-15      FAILURE TO SUBMIT OFFER                 MAY 1997

252.227-7019   VALIDATION OF ASSERTED                  JUN 1995
               RESTRICTIONS--COMPUTER SOFTWARE


L.2  52.204-6 CONTRACTOR IDENTIFICATION NUMBER--DATA UNIVERSAL NUMBERING SYSTEM
(DUNS) NUMBER. (DEC 1996)

(a) Contractor Identification Number, as used in this provision, means "Data Universal Numbering System (DUNS) number," which is a nine-digit number assigned by Dun and Bradstreet Information Services.

(b) Contractor identification is essential for complying with statutory contract reporting requirements. Therefore, the offeror is requested to enter, in the block with its name and address on the Standard Form 33 or similar document, the annotation "DUNS" followed by the DUNS number which identifies the offeror's name and address exactly as stated in the offer.

(c) If the offeror does not have a DUNS number, it should contact Dun and Bradstreet directly to obtain one. A DUNS number will be provided immediately by telephone at no charge to the offeror.

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For information on obtaining a DUNS number, the offeror should call Dun and
Bradstreet at 1-800-333-0505. The offeror should be prepared to provide the following information:

(1)  Company name.

(2)  Company address.

(3)  Company telephone number.

(4)  Line of business.

(5)  Chief executive officer/key manager.

(6)  Date the company was started.

(7)  Number of people employed by the company.

(8)  Company affiliation.

(d) Offerors located outside the United States may obtain the location and phone number of the local Dun and Bradstreet Information Services office from the Internet Home Page at http://www.dbisna.com/dbis/customer/custlist.htm. If an offeror is unable to locate a local service center, it may send an e-mail to Dun and Bradstreet at globalinfo@dbisma.com.


L.3  52.211-14 NOTICE OF PRIORITY RATING FOR NATIONAL DEFENSE USE. (SEP 1990)

Any contract awarded as a result of this solicitation will be a [ ] DX rated order; [X] DO rated order certified for national defense use under the Defense Priorities and Allocations System (DPAS) (15 CFR part 700), and the Contractor will be required to follow all of the requirements of this regulation.


L.4  52.215-12 RESTRICTION ON DISCLOSURE AND USE OF DATA. (APR 1984)

Offerors or quoters who include in their proposals or quotations data that they do not want disclosed to the public for any purpose or used by the Government except for evaluation purposes, shall -

(a)  Mark the title page with the following legend:

"This proposal or quotation includes data that shall not be disclosed outside the Government and shall not be duplicated, used, or disclosed - in whole or in part - for any purpose other

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than to evaluate this proposal or quotation.  If, however, a contract is awarded to this offeror or quoter as a result of - or in connection with - the submission of this data, the Government shall have the right to duplicate, use, or disclose the data to the extent provided in the resulting contract. This restriction does not limit the Government's right to use information contained in this data if it is obtained from another source without restriction. The data subject to this restriction are contained in sheets __3____ (insert numbers or other identification of sheets)"; and

(b)  Mark each sheet of data it wishes to restrict with the following legend:

"Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal or quotation."